SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                         Date of Report: August 22, 2003


                       KRONOS ADVANCED TECHNOLOGIES, INC.
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

               NEVADA                             000-30191                         87-0440410
               ------                             ---------                         ----------
  (State or other jurisdiction of          (Commission File Number)      (IRS Employer Identification No.)
           incorporation)


464 COMMON STREET, SUITE 301, BELMONT, MASSACHUSETTS                                    02478
----------------------------------------------------                                    -----
(Address of principal executive offices)                                             (Zip code)


Registrant's telephone number, including area code:                                (617) 993-9965
                                                                                   --------------


ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (A)  PREVIOUS INDEPENDENT ACCOUNTANTS

         (1) (i) Effective August 22, 2003, Kronos Advanced Technologies, Inc. (the "REGISTRANT") dismissed Grant Thornton LLP ("GRANT THORNTON") as its independent certified public accountants.

              (ii) Grant Thornton's report on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles; however, the report was modified to include an explanatory paragraph wherein Grant Thornton expressed substantial doubt about the Registrant's ability to continue as a going concern.

              (iii) The change of independent accountants was approved by the Registrant's Board of Directors on August 18, 2003.

              (iv) During the Registrant's most recent two fiscal years, as well as the subsequent interim period through August 22, 2003, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

              (v) During the Registrant's most recent two fiscal years, as well as the subsequent interim period through August 22, 2003, Grant Thornton did not advise the Registrant of any of the matters identified in paragraph (a)(1)(v) of
Item 304 of Regulation S-K.

              (vi) The Registrant requested Grant Thornton to furnish a letter addressed to the SEC, stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree.

         (B)  NEW INDEPENDENT ACCOUNTANTS

         On August 22, 2003, the Registrant engaged Sherb & Company, LLP ("SHERB & COMPANY") as its principal accountant to audit the Registrant's financial statements. The Registrant did not consult Sherb & Company on any matters described in paragraph (a)(2)(i) or (ii) of Item 304 of Regulation S-K during the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging Sherb & Company. The Registrant intends to have Sherb &
Company review the Registrant's Quarterly Reports on Form 10-QSB for the quarters ended September 30, 2002, December 31, 2002 and March 31, 2003, as well as audit the Registrant's financial statements for the year ended June 30, 2003.


ITEM 7.  EXHIBITS

Exhibit 99.1     Letter dated August 22, 2003, from Grant Thornton LLP


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2003             KRONOS ADVANCED TECHNOLOGIES, INC.

                                   By: /s/ Daniel R. Dwight
                                      ------------------------------------------
                                   Name:  Daniel R. Dwight
                                   Its:   President and Chief Executive Officer






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